Exhibit 99.1


                  FORM OF LETTER OF TRANSMITTAL

                        PURINA MILLS, INC.

                        Offer to Exchange

              9% Senior Subordinated Notes due 2010,

  which have been registered under the Securities Act of 1933, as amended,

                   for any and all Outstanding

              9% Senior Subordinated Notes due 2010

       Pursuant to the Prospectus, dated _______ __, 1998.

 THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME,
ON ___________ __, 1998, UNLESS EXTENDED (THE "EXPIRATION DATE").
TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME,
                     ON __________ __, 1998.


         Delivery to: The First National Bank of Chicago

                                                  By Hand
                            Facsimile           or Overnight
     By Mail:             Transmissions:          Delivery:

 (Registered or             (Eligible         The First National
    Certified              Institutions        Bank of Chicago
 Mail Recommended)            Only)           c/o First Chicago
The First National       (212) 240-8938         Trust Company
  Bank of Chicago                                of New York
c/o First Chicago                               14 Wall Street
  Trust Company                                   8th Floor,
   of New York             To Confirm             Window 2
  14 Wall Street          by Telephone            New York,
8th Floor, Window 2           or for            New York 10005
    New York,            Information Call:
  New York 10005          (212) 240-8801


           Delivery of this instrument to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute a valid delivery.

           The undersigned acknowledges receipt of the Prospectus, dated _______ __, 1998 (the "Prospectus"), of Purina Mills, Inc., a Delaware corporation ("PMI" or the "Company), and this Letter of Transmittal (this "Letter"), which together constitute the offer (the "Exchange Offer") to exchange an aggregate principal amount of up to $350,000,000 of 9% Senior Subordinated Notes due 2010 (the "New Notes") for an equal principal amount of the outstanding 9% Senior Subordinated Notes due 2010 (the "Old Notes"). The First National Bank of Chicago is the exchange agent for the Exchange Offer (the "Exchange Agent"). Capitalized terms not defined herein are defined in the Prospectus.

           For each Old Note accepted for exchange, the holder of such Old Note will receive a New Note having a principal amount at maturity equal to that of the surrendered Old Note. The New Notes will accrue interest at the applicable per annum rate from March 15, 1998. Interest on the New Notes is payable on March 15 and September 15 of each year commencing September 15, 1998.

           Notwithstanding the foregoing, if (i) by June 10, 1998, neither the Exchange Offer Registration Statement nor the
Shelf Registration Statement has been filed with the Securities and Exchange Commission (the

"Commission") covering resales of the Old Notes or the New Notes, as the case may be; (ii) by September 8, 1998, neither the Registered Exchange Offer is consummated nor the Shelf Registration Statement is declared effective; or (iii) after either the Exchange Offer Registration Statement or the Shelf Registration Statement is declared effective, such Registration Statement thereafter ceases to be effective or usable (subject to certain exceptions, including an exception for a period not to exceed 60 days in any twelve-month period during which the Company effects a material corporate transaction (a "Suspension Period" as further defined in the Registration Rights Agreement)) in connection with resales of Old Notes or New Notes in accordance with and during the periods specified in the Registration Rights Agreement (each such event referred to in clause (i) through (iii) being herein called a "Registration Default"), additional cash interest will accrue on the Old Notes and the New Notes at the rate of 0.50% per annum (increasing by 0.50% per annum at the end of each 90-day period thereafter) from and including the date on which any such Registration Default shall occur to but excluding the date on which all Registration Defaults have been cured, calculated on the principal amount of the Old Notes as of the date on which such interest is payable; provided, however, that in no event shall the aggregate amount of such additional interest exceed 1.00% per annum. Such interest is payable in addition to any other interest payable from time to time with respect to the Old Notes.

           The Company reserves the right (i) to delay acceptance of any Old Notes, to extend the Exchange Offer or to terminate the Exchange Offer and not permit acceptance of Old Notes not previously accepted if any of the conditions set forth in "The Exchange Offer-Conditions" section of the Prospectus shall have occurred and shall not have been waived by the Company, by giving oral or written notice of such delay, extension or termination to the Exchange Agent, or (ii) to amend the terms of the Exchange Offer in any manner deemed by it to be advantageous to the holders of the Old Notes. Any such delay in acceptance, extension, termination or amendment will be followed as promptly as practicable by oral or written notice thereof to the Exchange Agent. If the Exchange Offer is amended in a manner determined by the Company to constitute a material change, the Company will promptly disclose such amendment in a manner reasonably calculated to inform the holders of the Old Notes of such amendment.

           Without limiting the manner in which the Company may choose to make public announcement of any delay, extension, amendment or termination of the Exchange Offer, the Company shall have no obligation to publish, advertise, or otherwise communicate any such public announcement.

           This Letter is to be completed by a holder of Old Notes either if Old Notes are to be forwarded herewith or if a tender of Old Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer" section of the Prospectus. Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer-Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

           The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

           List below the Old Notes to which this Letter relates.
If the space provided below is inadequate, the certificate numbers and principal amount of Old Notes should be listed on a separate signed schedule affixed hereto.

-----------------------------------------------------------------
DESCRIPTION OF OLD NOTES      1              2             3
-----------------------------------------------------------------
Name(s) and Address(es)                  Aggregate
of Registered Holder(s)                  Principal    Principal
   (Please fill in,      Certificate     Amount of      Amount
      if blank)           Number(s)*    Old Note(s)   Tendered**

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                         ----------------------------------------

                         ----------------------------------------
                             Total
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*    Need not be completed if Old Notes are being tendered by
     book-entry transfer.
** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old Notes represented by the Old Notes indicated in column 2. See Instruction 2. Old Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1.
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|_|  CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY
     BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution_______________________________

     Account Number__________  Transaction Code Number___________

|_|  CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED
     PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT
     TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name(s) of Registered Holder(s)_____________________________

     Window Ticket Number (if any)_______________________________

     Date of Execution of Notice of Guaranteed Delivery__________

     Name of Institution which guaranteed delivery_______________

     If Delivered by Book-Entry Transfer, Complete the Following:

     Account Number__________  Transaction Code Number___________

|_|  CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10
     ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY
     AMENDMENTS OR SUPPLEMENTS THERETO.

     Name:_______________________________________________________

     Address:____________________________________________________

     ____________________________________________________________

     PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

           Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to PMI the aggregate principal amount of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, PMI all right, title and interest in and to such Old Notes as are being tendered hereby.

           The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that PMI will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by PMI. The undersigned hereby further represents that any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, that neither the holder of such Old Notes nor any such other person is engaged in, or intends to engage in a distribution of such New Notes, or has an arrangement or understanding with any person to participate in the distribution of such New Notes, and that neither the holder of such Old Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act of 1933, as amended (the "Securities Act"), of PMI.

           The undersigned also acknowledges that this Exchange Offer is being made based on PMI's understanding of an interpretation by the staff of the Commission as set forth in no-action letters issued to third parties, including Exxon Capital Holdings Corporation, SEC No-Action Letter (available May 13, 1988), Morgan Stanley & Co. Incorporated, SEC No-Action Letter (available June 5, 1991) and Shearman & Sterling, SEC No-Action Letter (available July 2, 1993), that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by each holder thereof (other than a broker-dealer who acquires such New Notes directly from PMI for resale pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act or any such holder that is an "affiliate" of PMI within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holder's business and such holder is not engaged in, and does not intend to engage in, a distribution of such New Notes and has no arrangement with any person to participate in the distribution of such New Notes. If a holder of Old Notes is engaged in or intends to engage in a distribution of the New Notes or has any arrangement or understanding with respect to the distribution of the New Notes to be acquired pursuant to the Exchange Offer, such holder may not rely on the applicable interpretations of the staff of the Commission and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction. If the undersiged is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes, it acknowledges that the Old Notes were acquired as a result of market-making activities or other trading activities, and it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

           The undersigned will, upon request, execute and deliver any additional documents deemed by PMI to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer-Withdrawal of Tenders" section of the Prospectus.

           Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Old Notes".

           THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED
"DESCRIPTION OF OLD NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE
DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX
ABOVE.

-----------------------------       -----------------------------
SPECIAL ISSUANCE INSTRUCTIONS       SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 3 and 4)          (See Instructions 3 and 4)

To be completed ONLY if             To be completed ONLY if
certificates for Old Notes          certificates for Old Notes
not exchanged and/or New            not exchanged and/or New
Notes are to be issued in           Notes are to be sent to
the name of and sent to             someone other than the
someone other than the              person(s) whose
person(s) whose                     signature(s) appear(s) on
signature(s) appear(s) on           this Letter above or to
this Letter above, or if            such person(s) at an
Old Notes delivered by              address other than shown in
book-entry transfer which           the box entitled
are not accepted for                "Description of Old Notes"
exchange are to be returned         on this Letter above.
by credit to an account
maintained at the
Book-Entry Transfer
Facility other than the
account indicated above.


Issue New Notes and/or Old
Notes to:                           Mail New Notes and/or to:

Name(s):_____________________       Name(s):_____________________
       (Please Type or Print)              (Please Type or Print)

_____________________________       _____________________________
   (Please Type or Print)               (Please Type or Print)

Address:_____________________       Address:_____________________

_____________________________       _____________________________
    (Including Zip Code)                 (Including Zip Code)

(Complete accompanying
Substitute Form W-9)

Credit unexchanged Old Notes
delivered by book-entry
transfer to the Book-Entry
Transfer Facility account set
forth below.

_____________________________
(Book-Entry Transfer Facility
Account Number, if applicable)
-----------------------------       -----------------------------

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

              PLEASE READ THIS LETTER OF TRANSMITTAL
            CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

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                         PLEASE SIGN HERE
            (TO BE COMPLETED BY ALL TENDERING HOLDERS)
           (Complete accompanying Substitute Form W-9)

Dated:___________________________________________________ ,1998

_________________________________________________________x

_________________________________________________________x
           (Signature(s) of Owner)               (Date)

    Area Code and Telephone Number:_______________________

      If a holder is tendering any Old Notes, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Old Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

    Name(s):______________________________________________

    ______________________________________________________
                       (Please Type or Print)

    Capacity:_____________________________________________

    Address:______________________________________________

    ______________________________________________________
                     (Including Zip Code)
                      SIGNATURE GUARANTEE
                (if required by Instruction 3)

    Signature(s)
    Guaranteed by
    an Eligible
    Institution:__________________________________________
                         (Authorized Signature)

    ______________________________________________________
                               (Title)

    ______________________________________________________
                           (Name and Firm)

Dated:___________________________________________________ ,1998


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                                7

                           INSTRUCTIONS

                        Purina Mills, Inc.

             Forming Part of the Terms and Conditions
                    of the Offer to Exchange
        9% Senior Subordinated Notes due 2010, which have
        been registered under the Securities Act of 1933,
                           as amended,
                   for any and all Outstanding
              9% Senior Subordinated Notes due 2010.

1. Delivery of this Letter and Old Notes; Guaranteed Delivery
   Procedures.

           This Letter is to be completed by holders of Old Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer-Book-Entry Transfer" section of the Prospectus. Certificates for all physically tendered Old Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Old Notes tendered hereby must be in denominations of principal amount at maturity of $1,000 and any integral multiple thereof.

           Holders of Old Notes whose certificates for Old Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer-Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined below), (ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by PMI (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Old Notes and the amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Old Notes, or a Book-Entry Confirmation, as the case may be, and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Old Notes, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and all other documents required by this Letter, are received by the Exchange Agent within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

           The method of delivery of this Letter, the Old Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Old Notes are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

           See "The Exchange Offer" section of the Prospectus.

2. Partial Tenders (not applicable to holders of Old Notes who tender by book-entry transfer).

           If less than all of the Old Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Old Notes to be tendered in the box above entitled "Description of Old Notes-Principal Amount Tendered." A reissued certificate representing the balance of nontendered Old Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. ALL OF THE OLD NOTES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

3. Signatures of this Letter; Bond Powers and Endorsements;
   Guarantee of Signatures.

           If this Letter is signed by the registered holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

           If any tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter.

           If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

           When this Letter is signed by the registered holder of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificates must be guaranteed by an Eligible Institution.

           If this Letter is signed by a person other than the registered holder of any certificates specified herein, such certificates must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name of the registered holder appears on the certificates and the signatures on such certificates must be guaranteed by an Eligible Institution.

           If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by PMI, proper evidence satisfactory to PMI of their authority to so act must be submitted.

           ENDORSEMENTS ON CERTIFICATES FOR OLD NOTES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL SECURITIES EXCHANGE OR A MEMBER OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC., BY A COMMERCIAL BANK OR TRUST COMPANY HAVING AN OFFICE OR CORRESPONDENT IN THE UNITED STATES OR BY AN "ELIGIBLE GUARANTOR" INSTITUTION WITHIN THE MEANING OF RULE 17AD-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934 (AN "ELIGIBLE INSTITUTION").

           SIGNATURES ON THIS LETTER NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE OLD NOTES ARE TENDERED: (I) BY A REGISTERED HOLDER OF OLD NOTES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN THE BOOK-ENTRY TRANSFER FACILITY SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH OLD NOTES) TENDERED WHO HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS" OR "SPECIAL DELIVERY INSTRUCTIONS" ON THIS LETTER, OR (II) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

4. Special Issuance and Delivery Instructions.

           Tendering holders of Old Notes should indicate in the applicable box the name and address to which New Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. A holder of Old Notes tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder of Old Notes may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name or address of the person signing this Letter.

5. Tax Identification Number.

           Federal income tax law generally requires that a tendering holder whose Old Notes are accepted for exchange must provide PMI (as payor) with such Holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which, in the case of a tendering holder who is an individual, is his or her social security number. If PMI is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery of New Notes to such tendering holder may be subject to backup withholding in an amount equal to 31% of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

           Exempt holders of Old Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

           To prevent backup withholding, each tendering holder of Old Notes must provide its correct TIN by completing the "Substitute Form W-9" set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to a backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Old Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give PMI a completed Form W-8, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the Old Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note: checking this box and writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to PMI within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to PMI.

6. Transfer Taxes.

           PMI will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, New Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to PMI or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

           EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT IS NOT
NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE OLD NOTES
SPECIFIED IN THIS LETTER.

7. Waiver of Conditions.

           PMI reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8. No Conditional Tenders.

           No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

           Neither PMI, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Notes nor shall any of them incur any liability for failure to give any such notice.

9. Mutilated, Lost, Stolen or Destroyed Old Notes.

           Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10. Requests for Assistance or Additional Copies.

           Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent, at the address and telephone number indicated above.

             TO BE COMPLETED BY ALL TENDERING HOLDERS
                        (See Instruction 5)

                 PAYOR'S NAME: PURINA MILLS, INC.

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SUBSTITUTE   Part 1 -- PLEASE PROVIDE
Form W-9     YOUR TIN IN THE BOX AT           TIN:_________________________
             RIGHT AND CERTIFY BY                  (Social Security Number
             SIGNING AND DATING BELOW.                   or Employer
                                                    Identification Number)
             ---------------------------------------------------------------
Department   Part 2 -- TIN Applied For  [ ]
of the
Treasury
             ---------------------------------------------------------------
Internal     CERTIFICATION:  UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:
Revenue
Service      (1) the number shown on this form is my correct Taxpayer
                 Identification Number (or I am waiting for a number to be issued to me).

Payor's      (2) I am not subject to backup withholding either because:
Request For      (a) I am exempt from backup withholding, or (b) I have
Taxpayer         not been notified by the Internal Revenue Service (the
Identi-          "IRS") that I am subject to backup withholding as a
fication         result of a failure to report all interest or dividends,
Number           or (c) the IRS has notified me that I am no longer
("TIN") and      subject to backup witholding, and
Certifica-
tion         (3) any other information provided on this form is true and correct.

              SIGNATURE_________________________    DATE_______________

----------------------------------------------------------------------------
You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.
----------------------------------------------------------------------------


         YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                  THE BOX IN PART 2 OF SUBSTITUTE FORM W-9


----------------------------------------------------------------------------
        CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
(b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.


_________________________________________    ____________________________
                Signature                                Date
----------------------------------------------------------------------------

     GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                  NUMBER ON SUBSTITUTE FORM W-9

Instructions for Determining the Proper Identification
Number to Give the Payer. -- Social Security Numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer Identification Numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

-----------------------------      ------------------------------
                                   Give the Name and
                                   SOCIAL SECURITY
For this type of account:          Number of --
-----------------------------      ------------------------------
1. Individual                      The individual
2. Two or more individuals         The actual owner of the
   (joint account)                 account or, if combined
                                   funds, the first individual
                                   on the account (1)
3. Custodian account of a          The minor (2)
   minor (Uniform Gift to
   Minors Act)
4. a The usual revocable           The grantor-trustee (1)
     savings trust account
     (grantor is also
     trustee)
   b So-called trust               The actual owner (1)
     account that is not
     a legal or valid
     trust under State
     law
5. Sole proprietorship             The owner (3)
6. A valid trust, estate,          Legal entity (Do not
   or pension trust                furnish the identifying
                                   number of the personal
                                   representative or
                                   trustee unless the legal
                                   entity itself is not
                                   designated in the
                                   account title.) (4)
7. Association, club,              The organization
   religious, charitable
   or other tax-exempt
   organization
8. Account with the                The public entity
   Department of
   Agriculture in the
   name of a public
   entity (such as a
   State or local
   government, school
   district, or prison)
   that received
   agricultural program
   payments
-----------------------------      ------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security Number, that person's number must be furnished.
(2)   Circle the minor's name and furnish the minor's Social
      Security Number.
(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your Social Security Number or your Employer Identification Number (if you have one).
(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the Taxpayer Identification Number of the personal representative or trustee unless the legal entity itself is not designated in the account title.

Note: If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

     GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                  NUMBER ON SUBSTITUTE FORM W-9

                              Page 2

How to Obtain a TIN

If you do not have a Taxpayer Identification Number or you do not know your number, obtain Form SS-5 (Application for a Social Security Number Card) at the local office of the Social Security Administration or the Internal Revenue Service ("IRS"), Form SS-4 (Application for Employer Identification Number), or Form W-7 () and apply for a number.

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on ALL payments by the Payer include the following:

   - An organization exempt from tax under section 501(a), an IRA or a custodial account under section 403(b)(7).

   -  The United States or any agency or instrumentality thereof.

   - A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

   - A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof. An international organization or any agency or instrumentality thereof.

Other payees that may be exempt from backup withholding include:

   -  A corporation.

   -  A foreign central bank of issue.

   - A registered dealer in securities or commodities registered in the U.S., the District of Columbia, or a possession of the U.S.

   -  A futures commission merchant registered with the Commodity
      Futures Trading Commission.

   -  A real estate investment trust.

   -  A common trust fund operated by a bank under section
      584(a).

   -  A financial institution.

   - An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).

   -  An entity registered at all times under the Investment
      Company Act of 1940.

   - A middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee
      List.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

   -  Payments to nonresident aliens subject to withholding under section 1441.

   - Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident alien partner.

   - Payments of patronage dividends where the amount received is not paid in money.

   -  Payments made by certain foreign organizations.

   -  Section 404(k) payments made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

   -  Payments of interest on obligations issued by individuals

   - Payments of tax-exempt interest (including exempt-interest dividends under section 852).

   - Payments described in section 6049(b)(5) to nonresident aliens

   -  Payments on tax-free covenant bonds under section 1451.

   -  Payments made by certain foreign organizations.

Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct Taxpayer Identification Number to the payer. Exempt payees described above should file Substitute Form W-9 to avoid possible erroneous backup withholding. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM IN PART II, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Certain payments, other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041(a), 6042, 6044, 6045, 6049, 6050A and 6050N, and their regulations.

Privacy Act Notice.--Section 6109 requires most recipients of dividend, interest, or other payments to give their correct Taxpayer Identification Numbers to payers who must report the payments to IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states and the District of Columbia to carry out their tax laws. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend and certain other payments to a payee who does not furnish a Taxpayer Identification Number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number.--If you fail to furnish your Taxpayer Identification Number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)    Civil Penalty for False Information With Respect to
Withholding.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information.--Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) Misuse of Taxpayer Identification Numbers.--If the requested discloses or uses Taxpayer Identification Numbers in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE
INTERNAL REVENUE SERVICE.


                               14